Osterweis Fund
Osterweis Strategic Investment Fund
Osterweis institutional equity fund

Supplement dated September 9, 2016 to
Prospectus and Statement of Additional Information
dated June 30, 2016, as supplemented

Effective September 29, 2016, Matthew K. Berler and Alexander (Sasha) Kovriga will no longer serve as portfolio managers to the above-referenced Osterweis Funds.  Mr. Berler will continue to be employed by the Adviser through December 31, 2016, in order to facilitate an orderly transition of his responsibilities to other team members.

Accordingly, effective September 29, 2016, all references to Matthew K. Berler and Alexander (Sasha) Kovriga in the Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement with the Prospectus and Statement of Additional Information.

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